UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21 , 2004

Colorado Wyoming Reserve Company

(Exact name of Registrant as specified in its charter)

Wyoming	000-09482	83-0246080
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

751 Horizon Court, Suite 205, Grand Junction, Colorado	81506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 255-9995

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note:  This Amendment to the Current Report on Form 8-K filed June 29, 2005 is filed to revise the disclosure in Item 4.01 and to change the date of this report.

Item 4.01.  Changes in Registrant’s Certifying Accountant

On December 21,, 2004 Hein & Associates LLP (“Hein & Associates”) resigned as independent auditor of Colorado Wyoming Reserve Company (the "Company").  Hein & Associates' reports in the Company's 10-KSB for each of the years ended June 30, 2001 and 2000, respectively, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than reflecting an uncertainty as to the Company's ability to continue as a going concern.

During each of the two (2) years ended June 30, 2001 and 2000, and all subsequent interim periods through June 29, 2005, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Hein & Associates’ satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

On December 4, 2002, Hein & Associates issued a material weakness letter to the Company’s Board of Directors regarding a breakdown in the accounting system integrity resulting in the understatement of expenses to an affiliate totaling $22,000 and the lack of adequate documentation or support of expenses to the Company’s president totaling $18,000 ..  Furthermore at the time of Hein & Associates resignation, Hein & Associates advised the Company of the Company’s reporting obligation with respect to their resignation and believe the company’s lack of timely reporting as required under the ’34 ACT to be material weaknesses.

The Company requested Hein & Associates to furnish a letter addressed to the United States Securities and Exchange Commission, stating whether they agree with the statements made by the Company in this Current Report on Form 8-K/A, and, if not, stating the respects in which it does not agree. A copy of this letter is attached to this Current Report on Form 8-K/A.

On December 22, 2004, the Company engaged Arshad Farooq, CPA (“Farooq”) as its independent registered public accounting firm to audit the Company's financial statements for the fiscal years 2002, 2003 and 2004. During each of the two (2) years ended June 30, 2001 and 2000, and all subsequent interim periods through December 22, 2004 , the Company did not consult Farooq on any matters described in Item 304(a)(2)(i) of Regulation S-B. During each of the two (2) years ended June 30, 2001 and 2000, and all subsequent interim periods through December 22, 2004 , the Company did not consult Farooq on any matters described in Item 304(a)(2)(ii) of Regulation S-B.

The engagement of Farooq was approved by the Board of Directors of the Company on December 22 , 2004.

Item 9.01  Financial Statements and Exhibits

(c)   Exhibits

16.1        Letter from Hein & Associates LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

COLORADO WYOMING RESERVE COMPANY

By:

     /s/ Kim M. Fuerst

Name: Kim M. Fuerst

Title: President, Chief Executive

          Officer and Chairman

Dated: July 6, 2005